Exhibit 99.3

WM. WRIGLEY JR. COMPANY
EXECUTIVE COMPENSATION DEFERRAL PROGRAM

(As Amended and Restated Effective January 1, 2005)

Incorporated into the Wm. Wrigley Jr. Company
1997 Management Incentive Plan, as amended March 9, 2004, and any successor thereto

                    1.  Purpose

                    The purpose of this Wm. Wrigley Jr. Company Executive Compensation Deferral Program (the “Deferral Program”) is to provide eligible executives of Wm. Wrigley Jr. Company (the “Company”), or any corporation or other form of business association of which 50% or more of the shares or other ownership interests are owned or controlled by the Company (each, a “Subsidiary”), with the opportunity (i) to defer the receipt of all or any portion of their awards under the Company’s Executive Incentive Compensation Program (the “EICP”), Long-Term Stock Grant Program (the “LTSG Program”) and Stock Award Program (the “SAP”) and (ii) effective January 1, 2006, to defer the receipt of up to 25% of their base salary, to the extent such deferral amount exceeds the statutory limits applicable to salary deferrals under the Wrigley Savings Plan, and to receive from the Company related matching contributions.  The Deferral Program, as set forth herein, constitutes an amendment and restatement of the Executive Incentive Compensation Deferral Program, effective January 1, 2005, and incorporates the deferral provisions previously set forth in each of the LTSG Program and SAP.

                    2.  Eligibility

                    Each executive of the Company or a Subsidiary who is eligible to receive an award under the EICP, LTSG Program or SAP shall be eligible to defer all or any portion of such award in accordance with Sections 3, 4 and 5, respectively, of the Deferral Program.  In addition, each executive of the Company or a Subsidiary who is employed in a grade level or position designated by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) shall be eligible to defer up to 25% of such executive’s base salary in accordance with Section 6 of the Deferral Program.  Each eligible executive who elects to participate in this Deferral Program shall be referred to herein as a “Participant.”

                    3.  Deferral of EICP Awards

                     (a)  Deferral Election. Prior to the beginning of each calendar year, each eligible executive may elect, in accordance with procedures prescribed by the Company, that any portion of the executive’s award under the EICP earned during such calendar year, up to 100% of such award, be credited to an EICP Deferral Account maintained pursuant to Section 3(c).  If an executive first becomes eligible to participate in the EICP after a calendar year has commenced, whether such eligibility results from the commencement of employment with the Company or a Subsidiary or a promotion to an eligible position, then such executive shall be permitted to make a deferral election under this Deferral Program within the 30-day period immediately following the date the executive is first notified of his or her eligibility.

                     (b)   Investment Options. The amount of a Participant’s EICP award that is deferred pursuant to Section 3(a) shall be credited to the Participant’s EICP Deferral Account in accordance with one of the following investment options, as specified by the Participant at the time of the deferral election, which in each case shall be expressed as a whole percentage of the amount deferred:

(i)	as share units (a unit equivalent to a share of Common Stock of the Company (“Common Stock”)); or

(ii)

as credits (“Investment Fund Credits”) equivalent to amounts invested in any of the investment funds offered, from time to time, to employees participating in the Wrigley Savings Plan, or in any other or additional fund or funds as the Compensation Committee shall determine (each an “Investment Fund,” and together the “Investment Funds”).

The Compensation Committee may, from time to time, in its discretion, prescribe minimum deferral dollar amounts for purposes of this Section 3(b).

                     (c)   EICP Deferral Accounts. There shall be established for each Participant an account to be designated as an EICP Deferral Account.

(i)

Crediting of Deferrals.  As soon as administratively practicable after a Participant’s EICP award, or any portion thereof, is earned under the EICP, the EICP Deferral Account of such Participant shall be credited with an amount equal to the portion of the award that the Participant has elected to defer.

(ii)

Share Units.  To the extent a Participant has elected that amounts be credited to his or her EICP Deferral Account as share units, the number of such share units shall be determined on the basis of the price of Common Stock on the New York Stock Exchange during such period immediately preceding and/or immediately following the date or dates the share units are to be credited, as the Compensation Committee shall determine.  As soon as administratively practicable following the payment date of any dividend on Common Stock, the EICP Deferral Account of each Participant shall be credited with dividend equivalents equal to the sum of all dividends that such Participant would have received on such date had the Participant been the owner of a number of shares of Common Stock equal to the number of share units in the Participant’s EICP Deferral Account on the record date for such dividend. The amount so credited shall be converted into additional share units with the number of share units being determined on the basis of the price of Common Stock on the New York Stock Exchange during such period immediately preceding and/or immediately following the date or dates as of which dividends are to be credited, as the Compensation Committee shall determine.

(iii)

Investment Fund Credits. During such period as Investment Fund Credits are credited to a Participant’s EICP Deferral Account, the amount of such account allocated to each Investment Fund shall be credited with interest and earnings (including gains and losses) equivalent to the amount that would have accrued during such period had the amount so credited been actually invested in such Investment Fund.

(iv)

Fixed Money Credits. EICP awards deferred pursuant to a deferral election made prior to December 20, 1991 may continue to be credited as fixed money credits (credits in units of a dollar or a fraction thereof); provided, however, that no election made on or after December 20, 1991 may specify that any portion of any deferred EICP award be credited as fixed money credits.  As of the end of each year during which fixed money credits are credited to a Participant’s EICP Deferral Account, such account shall be credited with interest equivalents at a rate (the “Applicable Rate”) established by the Compensation Committee with respect to each calendar year and communicated by the Compensation Committee to each Participant prior to the time elections with respect to such calendar year are required to be made pursuant to Section 3(a) above, compounded annually. Such interest equivalents shall be converted into additional fixed money credits.

                     (d)  Changes in Investment Election.  Each Participant may elect to transfer amounts deferred as fixed money credits, share units or Investment Fund Credits into share units or Investment Fund Credits, including transferring Investment Fund Credits from one Investment Fund to a different Investment Fund; provided, however, that if the Participant is a person subject to Section 16(b) (“Section 16(b)”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then the Compensation Committee, in its discretion, may require that such election be made at such time and in such manner as complies with the applicable provisions of Rule l6b-3 (“Rule l6b-3”) promulgated under Section 16(b), or any successor thereto, as in effect from time to time.  A transfer election pursuant to this Section 3(d) shall be made in accordance with procedures prescribed by the Company.  The Compensation Committee may, from time to time, discontinue any of the investment options described in Section 3(b).  In such event, the Participant shall elect in accordance with procedures prescribed by the Company to transfer the amounts deferred in the discontinued investment option to such other investment options as the Compensation Committee shall make available at such time.  In the event that the Participant fails to timely elect a new investment option, such amounts shall be transferred to an investment option that the Compensation Committee deems appropriate.

                    4.  Deferral of Long-Term Stock Grant Awards

                    (a)  Deferral Elections. Prior to the beginning of each performance cycle under the LTSG Program which begins on or after January 1, 2006 (and prior to January 1, 2006 with respect to each other performance cycle which has not ended prior to such date), each executive who is eligible for an award under the LTSG Program may elect, in accordance with procedures prescribed by the Company, that any portion of such award that is  earned during such performance cycle, up to 100% of such award, be credited to an LTSG Deferral Account maintained pursuant to Section 4(b).  If an executive becomes eligible to participate in the LTSG Program after a performance cycle has commenced, whether such eligibility results from the commencement of employment with the Company or a Subsidiary or a promotion to an eligible position, then such executive shall be permitted to make a deferral election under this Deferral Program within the 30-day period immediately following the date the executive is first notified of his or her eligibility.

                    (b)  LTSG Deferral Accounts. There shall be established for each Participant an account to be designated as an “LTSG Deferral Account.”

(i)

Share Units.  As soon as practicable after a Participant’s LTSG award, or any portion thereof, is earned under the LTSG Program, such Participant’s LTSG Deferral Account shall be credited with a number of share units equal to the number of shares of Common Stock deferred pursuant to such Participant’s deferral election. As soon as administratively practicable following the payment date of any dividend on Common Stock, the LTSG Deferral Account of each Participant shall be credited with dividend equivalents equal to the sum of all dividends that such Participant would have received on such date had the Participant been the owner of a number of shares of Common Stock equal to the number of share units in the Participant’s LTSG Deferral Account on the record date for such dividend. The amount so credited shall be converted into additional share units with the number of share units being determined on the basis of the price of Common Stock on the New York Stock Exchange during such period immediately preceding and/or immediately following the date or dates as of which dividends are to be credited, as the Compensation Committee shall determine.

(ii)

Investment Fund Credits. To the extent that, in accordance with Section 4(c), a Participant transfers any portion of his or her LTSG Account from an amount deferred as share units to an amount deferred as Investment Fund Credits, then during such period as Investment Fund Credits are credited to a Participant’s LTSG Deferral Account, the amount of such account allocated to each Investment Fund shall be credited with interest and earnings (including gains and losses) equivalent to the amount that would have accrued during such period had the amount so credited been actually invested in such Investment Fund.

                    (c)  Change in Investment. Effective for performance cycles beginning on or after January 1, 2002, each LTSG award deferred by a Participant hereunder must be credited to such Participant’s LTSG Deferral Account as share units for a period of at least six months after the date the award is first credited to such Participant’s account.  Thereafter, and at any time for LTSG awards earned in performance cycles beginning prior to January 1, 2002, each Participant may elect to transfer amounts deferred as share units into Investment Fund Credits, to transfer

Investment Fund Credits into share units, or to transfer Investment Fund Credits from one Investment Fund to a different Investment Fund; provided, however, that if the Participant is a person subject to Section 16(b), then the Compensation Committee, in its discretion, may require that such election be made at such time and in such manner as complies with the applicable provisions of Rule l6b-3.  A transfer election pursuant to this Section 4(c) shall be made in accordance with procedures prescribed by the Company.  The Compensation Committee may, from time to time, discontinue any of the investment options available under this Section 4.  In such event, the Participant shall elect in accordance with procedures prescribed by the Company to transfer the amounts deferred in the discontinued investment option to such other investment options as the Compensation Committee shall make available at such time.  In the event that the Participant fails to timely elect a new investment option, such amounts shall be transferred to an investment option that the Compensation Committee deems appropriate.  For purposes of a transfer election described in this Section, a share unit shall have a value equal to the price of Common Stock on the New York Stock Exchange during such period immediately preceding and/or immediately following the date the share units are credited, as the Compensation Committee shall determine.

                    5.  Deferral of Stock Awards

                    (a)  Deferral Elections. Prior to the beginning of each calendar year, each executive who is eligible for an award under the SAP may elect, in accordance with procedures prescribed by the Company, that any portion of an SAP award earned during such calendar year, up to 100% of such award, be credited to an SAP Deferral Account maintained pursuant to Section 5(b).  If an executive becomes eligible to participate in the SAP after a calendar year has commenced, whether such eligibility results from the commencement of employment with the Company or a Subsidiary or a promotion to an eligible position, then such executive shall be permitted to make a deferral election under this Deferral Program within the 30-day period immediately following the date the executive is first notified of his or her eligibility.

                    (b)  SAP Deferral Accounts.  There shall be established for each Participant an account to be designated as an “SAP Deferral Account.”  As soon as practicable after a Participant’s SAP award is earned under the SAP, such Participant’s SAP Deferral Account shall be credited with a number of share units equal to the number of shares of Common Stock deferred pursuant to such Participant’s deferral election.  As soon as administratively practicable following the payment date of any dividend on Common Stock, the SAP Deferral Account of each Participant shall be credited with dividend equivalents equal to the sum of all dividends that such Participant would have received on such date had the Participant been the owner of a number of shares of Common Stock equal to the number of share units in the Participant’s SAP Deferral Account on the record date for such dividend. The amount so credited shall be converted into additional share units with the number of share units being determined on the basis of the price of Common Stock on the New York Stock Exchange during such period immediately preceding and/or immediately following the date or dates as of which dividends are to be credited, as the Compensation Committee shall determine.

                    6.  Deferral of Base Salary; Savings Plan Restoration

                    (a)  Deferral Election.  Prior to the first day of each calendar year beginning on or after January 1, 2006, each executive of the Company or a Subsidiary who is employed in a grade level or position designated by the Company and is eligible to participate in the Wrigley Savings Plan shall be permitted to elect, in accordance with rules and procedures established by the Company, that a whole percentage, not in excess of 25%, of such Participant’s base salary earned in such calendar year be credited to a Savings Restoration Account maintained by the Company pursuant to Section 6(e) for the benefit of such executive (a “Salary Deferral”).  An executive who becomes eligible to elect Salary Deferrals after a calendar year has commenced, whether such eligibility results from the commencement of employment with the Company or a Subsidiary or a promotion to an eligible position, then such executive shall be permitted to make a deferral election under this Deferral Program within the 30-day period immediately following the date the executive is first notified of his or her eligibility.  In order to elect a Salary Deferral for any subsequent calendar year, a Participant must make a new election prior to the calendar year for which the election is to be effective.  In no event shall a Salary Deferral election apply to compensation payable for employment prior to the date on which such election is received by the Company.  Each Participant’s base salary shall be reduced by the amount of all Salary Deferrals made on his or her behalf.

                    (b)  Suspension of Deferral Election.  A Participant may elect to suspend all future Salary Deferrals for a calendar year upon a demonstration to the satisfaction of the Company that the continuation of such Salary Deferrals for the remainder of the calendar year would cause the Participant to suffer an Unforeseeable Emergency, as defined in Section 7(d).  A Participant who is permitted to suspend Salary Deferrals during a calendar year shall not be permitted to resume Salary Deferrals under the Deferral Program prior to the first day of the following calendar year.  No other changes may be made during a calendar year to the percentage of base salary subject to a Participant’s Salary Deferral election.

                    (c)  Matching Contributions.  The Savings Restoration Account of each Participant who has elected Salary Deferrals for any calendar year shall be credited with Company matching contributions (“Matching Contributions”) in an amount equal to the matching contributions that would have been made on behalf of the Participant under the Wrigley Savings Plan if the Salary Deferrals made pursuant to this Section 6 had constituted Before-Tax Deposits under the Wrigley Savings Plan, but without regard to the limits imposed under sections 402(g), 401(k)(3), 401(m)(2), 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended (the “Code”).

                    (d)  Investment Options. Salary Deferrals and Matching Contributions shall be credited to the Participant’s Savings Restoration Account as either share units or Investment Fund Credits, as specified by the Participant at the time of the deferral election, and expressed as whole percentages of the amount deferred.

                    (e)  Savings Restoration Account. There shall be established for each Participant an account to be designated as a Savings Restoration Account.

(i)

Crediting of Salary Deferrals and Matching Contributions.  The Company shall credit Salary Deferrals, and related Matching Contributions, to the Participant’s Savings Restoration Account within a reasonable period following the date on which the Participant’s base salary is reduced by the amount of such Salary Deferral.

(ii)

Share Units.  To the extent that a Participant has elected that amounts be credited to his or her Savings Restoration Account as share units, the number of such share units shall be determined on the basis of the price of Common Stock on the New York Stock Exchange during such period immediately preceding and/or immediately following the date or dates the share units are to be credited, as the Compensation Committee shall determine.  As soon as administratively practicable following the payment date of any dividend on Common Stock, the Savings Restoration Account of each Participant shall be credited with dividend equivalents equal to the sum of all dividends that such Participant would have received on such date had the Participant been the owner of a number of shares of Common Stock equal to the number of share units in the Participant’s Savings Restoration Account on the record date for such dividend. The amount so credited shall be converted into additional share units with the number of share units being determined on the basis of the price of Common Stock on the New York Stock Exchange during such period immediately preceding and/or immediately following the date or dates as of which dividends are to be credited, as the Compensation Committee shall determine.

(iii)

Investment Fund Credits. During such period as Investment Fund Credits are credited to a Participant’s Savings Restoration Account, the amount of such account allocated to each Investment Fund shall be credited with interest and earnings (including gains and losses) equivalent to the amount that would have accrued during such period had the amount so credited been actually invested in such Investment Fund.

                     (f)  Changes in Investment Election.  Each Participant may elect to transfer amounts deferred as share units or Investment Fund Credits into share units or Investment Fund Credits, including transferring Investment Fund Credits from one Investment Fund to a different Investment Fund; provided, however, that if the Participant is a person subject to Section 16(b), then the Compensation Committee, in its discretion, may require that such election be made at such time and in such manner as complies with the applicable provisions of Rule l6b-3.  A transfer election pursuant to this Section 6(f) shall be made in accordance with procedures prescribed by the Company.  The Compensation Committee may, from time to time, discontinue any of the investment options available under this Section 6.  In such event, the Participant shall elect in accordance with procedures prescribed by the Company to transfer the amounts deferred in the discontinued investment option to such other investment options as the Compensation Committee shall make available at such time.  In the event that the Participant fails to timely elect a new investment option, such amounts shall be transferred to an investment option that the Compensation Committee deems appropriate.

                    (g)  Transfer of Salary Deferrals and Matching Contributions to the Wrigley Savings Plan.  Prior to the first day of each calendar year, each Participant who makes a Salary Deferral election for such calendar year shall be deemed to have made an irrevocable election that as of a date not later than two and one-half (2½) months after the end of such calendar year, such Participant’s Savings Restoration Account shall be reduced by an amount equal to the Maximum Permissible Contribution, as defined below, and that an amount equal to the Maximum Permissible Contribution be deferred as a Before-Tax Deposit under the Wrigley Savings Plan.  For purposes of this Section, a Participant’s “Maximum Permissible Contribution” with respect to a calendar year shall be an amount equal to the lesser of:

(i)

the maximum amount of Before-Tax Deposits which the Participant could elect for such calendar year pursuant to the terms of the Wrigley Savings Plan, including any catch-up contributions which the Participant is eligible to elect under such plan; and

(ii)	the aggregate Salary Deferrals which the Participant elected under this Deferral Program for such calendar year.

In addition, the Savings Restoration Account of a Participant shall be reduced by the amount of any matching contribution allocated to such Participant’s matching contribution account under the Wrigley Savings Plan with respect to such calendar year.

                    7.  Distribution of Deferral Program Accounts

                    (a)  Distributions Commencing Prior to January 1, 2005.  If the distribution of any account maintained on behalf of a Participant in the Deferral Program has commenced prior to January 1, 2005, then the form of distribution elected by such Participant shall remain in effect with respect to such account.

                    (b)  Distribution of Grandfathered Accounts.  Amounts credited to a Participant’s EICP Deferral Account, LTSG Deferral Account and SAP Deferral Account as of December 31, 2004 shall be payable pursuant to this Section 7(b).

(i)

Effective with respect to amounts deferred pursuant to deferral elections made after January 1, 1994, the Participant, prior to January 1, 1995, has previously executed and filed a distribution election (the “1995 Election)” that controls the distribution of (A) all amounts deferred pursuant to deferral elections made after January 1, 1994, and (B) effective January 1, 1997, all amounts deferred pursuant to deferral elections made prior to January 1, 1994, in each case, unless a subsequent valid deferral election is filed pursuant to clause (ii) below; provided, however, that, the 1995 Election shall not be effective with respect to a Participant’s prior election regarding the timing and distribution of fixed money credits unless the Participant elects to change such prior election.

(ii)

Distributions under this Section 7(b) shall begin as soon as administratively practicable following the January 1st specified in the Participant’s deferral election, but may not begin earlier than as soon as administratively practicable after the January 1st coincident with or next following the termination of the Participant’s employment with the Company;

provided, however, that in no event may distribution commence later than as soon as administratively practicable after the January 1st coincident with or next following the date the Participant attains age 70. Such payment shall be made, pursuant to the Participant’s election in the deferral election, (x) in the form of a lump sum payment, (y) in substantially equal annual installments over a period not to exceed the number of whole years between the Participant’s termination of employment and the Participant’s attainment of age 80, or (z) in any combination of (x) and (y) above. A Participant may change his or her prior distribution election at any time, and from time to time; provided, however, that any such distribution election shall not become effective until the first anniversary of the date such distribution election is made; and provided, further, that no distribution election with respect to the distribution of amounts attributable to any deferral will be effective if the Participant is, or is scheduled to be, receiving distributions with respect to such deferral within one year following the date such subsequent distribution election is made.  In the event an election does not become effective, the prior valid election of such Participant shall govern the form and timing of distribution.

(iii)

Notwithstanding the foregoing, in the event that, with respect to any deferred amount, (A) a Participant fails to timely elect the form and/or timing of payment, (B) no valid election is filed with the Company, or (C) the Participant has not filed a 1995 Election or any deferral election subsequent thereto, such deferred amount shall be paid in 10 equal annual installments commencing as soon as administratively practicable after the January 1st coincident with or next following the earlier to occur of the Participant’s termination of employment with the Company and the Participant’s attainment of age 70.

                     (c)  Distribution of Non-Grandfathered Accounts.  Amounts credited to a Participant’s EICP Deferral Account, LTSG Deferral Account, SAP Deferral Account and Savings Restoration Account on or after January 1, 2005 shall be payable pursuant to this Section 7(c).

(i)

Initial Deferral Election.  Upon the commencement of an eligible executive’s participation in the Deferral Program, such executive shall elect the time and form of distribution of all of such executive’s accounts maintained under the Deferral Program; provided, however, that executives who are Participants in the Deferral Program as of December 31, 2006 may elect the time and form of distribution of such accounts on or before December 31, 2006.

(ii)

Time and Form of Distribution.  A Participant may elect to receive, or begin receiving, a distribution of his or her accounts under the Deferral Program as soon as administratively practicable following the January 1st of any year specified in the Participant’s distribution election, including the year following the year in which the Participant’s employment with the Company terminates; provided, however, that, such distribution shall not begin (A) earlier than January 1st coincident with or next following the six-month anniversary of the termination of the Participant’s employment with the Company or (B) later than as soon as administratively practicable after the January 1st coincident with or next following the date the Participant attains age 70.  Such payment shall be made, pursuant to the Participant’s election in his or her distribution election, (x) in the form of a lump sum payment, (y) in substantially equal annual installments over a period not to exceed 10 years, or (z) in any combination of (x) and (y) above.

(iii)

Change in Distribution Election.  A Participant may change his or her prior distribution election at any time, and from time to time; provided, however, that (A) no subsequent distribution election shall become effective until the first anniversary of the date such subsequent distribution election is made, (B) no subsequent distribution election shall be effective if the Participant is, or is scheduled to be, receiving distributions under the Deferral Program within one year following the date such subsequent distribution election is made and (C) such subsequent distribution election provides for payments to the Participant to be made or begin at least five years later than the date on which such distribution was previously scheduled to be made or begin, in accordance with section 409A of the Code.  In the event an election does not become effective, the prior valid election of such Participant shall govern the form and timing of distribution.

(iv)

Notwithstanding the foregoing, in the event that, with respect to any deferred amount, a Participant fails to timely elect the form and/or timing of payment, such deferred amount shall be paid in a lump sum payment as soon as administratively practicable after the January 1st coincident with or next following the earlier to occur of the six-month anniversary of the Participant’s termination of employment with the Company and the Participant’s attainment of age 70.

                     (d)  Unforeseeable Emergency.  If a Participant provides satisfactory evidence of an Unforeseeable Emergency, the Participant may request a distribution of all or a portion of the Participant’s deferral accounts maintained under the Deferral Program prior to the date on which payments would have commenced under Section 7(b) or 7(c) hereof.  An “Unforeseeable Emergency” shall mean (i) a severe financial hardship to a Participant resulting from an illness or accident of the Participant, or the spouse or a dependent (as defined in section 152(a) of the Code) of the Participant, (ii) the loss of a Participant’s property due to casualty or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

                    (e)  Change in Control.  Notwithstanding any other provision of this Section 7 to the contrary, in the event of a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of section 409A of the Code (a “Change in Control”), the Compensation Committee may, in its discretion, terminate the Deferral Program and accelerate the time or times for payment of all amounts credited to a Participant’s accounts, provided that such account is distributed within 12 months after the date of such Change in Control.  If the provisions of this Section 7(e) become effective, such Participant will receive, with respect to any share units then credited to the Participant’s account, an amount equal to the number of such units multiplied by a price per share equal to the greater of: (1) the average of the daily closing prices of Common Stock as reported for the calendar month next preceding such acceleration date on the Composite Transactions Tape for securities listed on the New York Stock Exchange; or (2) the highest outstanding tender offer price, if any, excepting any tender offer price by the Company.

                    (f)  Form and Amount of Payment. Subject to the provisions of Section 8 hereof, the amount paid to the Participant, or in case of death, to the Participant’s Beneficiary, as of any payment date shall be equal to:

(i)	with respect to fixed money credits: the dollar amount, in cash, of all fixed money credits in respect of which payment is to be made;

(ii)

with respect to share units: shares of Common Stock, equal to the number of all share units in respect of which payment is to be made on such payment date or, in the sole discretion of the Compensation Committee, a cash payment in lieu of shares of Common Stock. The value of each share of Common Stock for this purpose shall be the price of Common Stock on the New York Stock Exchange during such period immediately preceding the date or dates of distribution, as the Compensation Committee shall determine; and

(iii)	with respect to Investment Fund Credits: the value of the Investment Fund Credits in cash.

                    (g)  As and when payment is made pursuant to this Section 7, there shall be charged to and deducted from the Deferral Program accounts of the Participant a corresponding number of share units, fixed money credits and Investment Fund Credits.

                    8.  Payment Upon the Death of a Participant

                    Following the death of a Participant, any unpaid portion of the Participant’s Deferral Program accounts shall be distributed in a single lump sum payment to the beneficiary designated in writing at any time or from time to time by the Participant with the approval of the Company (a “Beneficiary”) or, failing such a designation, to the spouse, children (per stirpes), parents or estate (in that order) of the Participant (all such entities being herein included within the term “Beneficiary”).  Notwithstanding the foregoing, in the event the Participant dies prior to the distribution of any portion of the Participant’s Deferral Program accounts credited as fixed money credits, the Participant’s Beneficiary shall receive, in a lump sum, the amounts credited as fixed money credits increased to reflect interest equivalents at the Applicable Rate, compounded annually for a guaranteed period from the date of the Participant’s death until the date on which the Participant elected to commence distribution.  For purposes of the preceding sentence, an election to commence distribution upon the Participant’s termination of employment shall be deemed to be an election to commence distribution when the Participant attains age sixty-five (65), or if the Participant, at death, is sixty-five (65) or older, then one year following such death. Payment shall be made as soon as administratively practicable following the January 1st following the date of the Participant’s death.

                    9.  Forfeiture

                    Notwithstanding any other provision of the Deferral Program to the contrary, in the event that a Participant is discharged for reasons of, or voluntarily terminates after an incident of, proven dishonesty, gross misconduct, fraud, embezzlement, theft, perpetration of a crime, or any similar conduct or act, or in the event that any such conduct or act is discovered following the Participant’s termination of service with the Company, the entire balance of the Participant’s Deferral Program accounts may, at the discretion of the Compensation Committee, be forfeited.

                    10.  Unfunded Deferral Accounts.  No funds, securities or other property of any nature shall be segregated or earmarked for any current or former executive, Beneficiary or other person. Accordingly, no current or former Participant, Beneficiary or other person, individually or as a member of a group, shall have any right, title or interest in any Deferral Program account, in any fund or specific sum of money, in any asset or in any shares of stock which may be acquired by the Company in respect of its obligations hereunder, the sole right of the Participant being to receive a distribution as a general creditor of the Company with an unsecured claim against its general assets.

                    11.  Amendment.  The Company shall have the right to amend the Deferral Program from time to time, except that no amendment shall reduce the amount credited to a Participant’s accounts or change the timing of distributions in a manner inconsistent with section 409A of the Code, without the consent of such Participant or, if the Participant is deceased, his or her Beneficiary.  Any amendment shall be adopted by action of the Compensation Committee; provided, however, that the Benefits Committee of the Company and the Chief Executive Officer of the Company shall be, and hereby are, also authorized to amend the Deferral Program, but only to the extent that such amendment: (i) is required or deemed advisable as the result of legislation or regulation; (ii) concerns solely routine ministerial or administrative matters; or (iii) is not routine, ministerial or administrative but does not materially increase any cost to the Company.

                    12.  General Provisions

                    (a)  Non-Alienation of Benefits.  A Participant’s rights to the amounts credited to his or her accounts under the Plan shall not be salable, transferable, pledgeable or otherwise assignable, in whole or in part, by the voluntary or involuntary acts of any person, or by operation of law, and shall not be liable or taken for any obligation of such person.  Any such attempted grant, transfer, pledge or assignment shall be null and void and without any legal effect.

                    (b)  Withholding for Taxes.  Notwithstanding anything contained in this Deferral Program to the contrary, the Company and the Subsidiaries shall withhold from any distribution made under the Deferral Program such amount or amounts as may be required for purposes of complying with the tax withholding provisions of the Code or any applicable State law for purposes of paying any tax attributable to any amounts distributable or creditable under the Deferral Program.  The Company may reduce a Participant’s accounts to reflect employment taxes payable with respect to deferred compensation prior to termination of employment.

                     (c)  Plan Not to Affect Employment Relationship.  Neither the adoption of the Deferral Program nor its operation shall in any way affect the right and power of the Company or any Subsidiary to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of any Participant at any time, for any reason or without cause.

                    (d)  Compliance With Section 409A of Code.  This Deferral Program is intended to comply with the provisions of section 409A of the Code, and shall be interpreted and construed accordingly.  The Company shall have the discretion and authority to amend this Deferral Program at any time to satisfy any requirements of section 409A of the Code or guidance provided by the U.S. Treasury Department to the extent applicable to the Deferral Program.

                    (e)  Severability.  If any provision of the Deferral Program shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Deferral Program, and the Deferral Program shall be enforced as if the invalid provisions had never been set forth therein.